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                                                                  CONFORMED COPY

                     SECURITIES AND EXCHANGE COMMISSION
                           450 Fifth Street, N.W.
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 15, 1996


                         DISCOVER CARD TRUST 1993 A
                         --------------------------
           (Exact name of Registrant as specified in its charter)


Delaware                        0-21508                 Not Applicable
--------                        -------                 --------------
(State of                       (Commission             (IRS Employer
organization)                   File Number)            Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                              19720
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                               Not Applicable
                       -------------------------------
               (Former address, if changed since last report)






                                 Page 1 of 13
                        Index to Exhibits is on page 4
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Item 5.  Other Events

On October 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of September 1996, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1993 A related to the Due Period ending September 31, 1996.



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                                 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD TRUST 1993 A
                                (Registrant)

                          By:   DISCOVER RECEIVABLES FINANCING
                                GROUP, INC.
                                as originator of the Trust


                          By:           Birendra Kumar
                                --------------------------------
                                Birendra Kumar
                                Vice President and Treasurer


Date: October 15, 1996



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                                EXHIBIT INDEX

Exhibit No.     Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1993 A related to the Due Period ending September 30, 1996




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